Exhibit 99.1

Inhibikase Therapeutics Announces Pricing of Registered Direct Offering and Warrant

Inducement, Priced At-The-Market for Aggregate Gross Proceeds of $4.0 Million

BOSTON and ATLANTA, May 20, 2024 (GLOBE NEWSWIRE) — Inhibikase Therapeutics, Inc. (Nasdaq: IKT) (“Inhibikase” or “Company”), a clinical-stage pharmaceutical company developing protein kinase inhibitor therapeutics to modify the course of Parkinson’s disease, Parkinson’s-related disorders and other diseases of the Abelson Tyrosine Kinases, today announced that it has entered into a securities purchase agreement with a single institutional investor to purchase 1,672,452 shares of common stock (or pre-funded warrants in lieu thereof) in a registered direct offering priced at-the-market under Nasdaq rules. In a concurrent private placement, the Company also agreed to issue unregistered Series A warrants to purchase up to an aggregate of 1,672,452 shares of common stock, and unregistered Class B warrants to purchase up to an aggregate of 1,672,452 shares of common stock. Each share of common stock (or pre-funded warrant in lieu thereof) is being sold with one Series A warrant to purchase one share of common stock and one Series B warrant to purchase one share of common stock at a combined purchase price of $1.68. The Series A and Series B warrants will each have an exercise price of $1.68 per share, will be exercisable beginning on the effective date of stockholder approval and, in the case of Series A warrants, will expire on the one-year anniversary from the date of stockholder approval, and in the case of Series B warrants, will expire on the five-year anniversary from the date of stockholder approval.

The Company has also entered into a warrant inducement agreement with the investor to exercise certain outstanding warrants that the Company issued in January 2023. Pursuant to the warrant inducement agreement, the investor has agreed to exercise outstanding warrants to purchase an aggregate of 708,500 shares of the company’s common stock at an amended exercise price of $1.68. In consideration for the immediate exercise of the warrants, the Company also agreed to reduce the exercise price of the remaining unexercised portion of such warrants to purchase 1,229,484 shares of common stock to $1.68, and to issue the investor unregistered Series C warrants to purchase an aggregate of 708,500 shares of the Company’s common stock, and Series D warrants to purchase an aggregate of 708,500 shares of the Company’s common stock. The Series C and Series D warrants will each have an exercise price of $1.68 per share, will be exercisable beginning on the effective date of stockholder approval and, in the case of Series C warrants, will expire on the one-year anniversary from the date of stockholder approval, and in the case of Series D warrants, will expire on the five-year anniversary from the date of stockholder approval.

The gross proceeds to the Company from the registered direct offering, concurrent private placement and warrant inducement are estimated to be approximately $4.0 million before deducting the placement agent’s fees and other estimated offering expenses payable by the Company. The offering is expected to close on or about May 22, 2024, subject to the satisfaction of customary closing conditions.

Maxim Group LLC is acting as the sole placement agent in connection with the offering.

The shares of common stock (or pre-funded warrants in lieu thereof) are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-262551), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 11, 2022. The warrants to be issued in the concurrent private placement and the shares issuable upon exercise of such warrants were offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) under Section 4(a)(2) thereof and Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. A prospectus supplement relating to the shares of common stock and pre-funded warrants will be filed by the Company with the SEC. When available, copies of the prospectus supplement relating to the registered direct offering, together with the accompanying prospectus, can be obtained at the SEC’s website at www.sec.gov or from Maxim Group LLC, 300 Park Avenue, New York, NY 10022, Attention: Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3500.

About Inhibikase (www.inhibikase.com)

Inhibikase Therapeutics, Inc. (Nasdaq: IKT) is a clinical-stage pharmaceutical company developing therapeutics for Parkinson’s disease and related disorders. Inhibikase’s multi-therapeutic pipeline has a primary focus on neurodegeneration and its lead program risvodetinib, an Abelson Tyrosine Kinase (c-Abl) inhibitor, targets the treatment of Parkinson’s disease inside and outside the brain as well as other diseases that arise from Abelson Tyrosine Kinases. Its multi-therapeutic pipeline is pursuing Parkinson’s-related disorders of the brain and GI tract, orphan indications related to Parkinson’s disease such as Multiple System Atrophy, and drug delivery technologies for kinase inhibitors such as IkT-001Pro, a prodrug of the anticancer agent imatinib mesylate that the Company believes will provide a better patient experience with fewer on-dosing side-effects. The Company’s RAMP™ medicinal chemistry program has identified several follow-on compounds to risvodetinib that could potentially be applied to other cognitive and motor function diseases of the brain. Inhibikase is headquartered in Atlanta, Georgia with offices in Lexington, Massachusetts.

Social Media Disclaimer

Investors and others should note that the Company announces material financial information to investors using its investor relations website, press releases, SEC filings and public conference calls and webcasts. The Company intends to also use X, Facebook, LinkedIn and YouTube as a means of disclosing information about the Company, its services and other matters and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions or the negative of these terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Inhibikase’s current expectations and assumptions. Such statements are subject to certain risks and uncertainties, which could cause Inhibikase’s actual results to differ materially from those anticipated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to satisfy customary closing conditions for the offering, including obtaining stockholder approval, our ability to enroll and complete the 201 Trial evaluating risvodetinib in untreated Parkinson’s disease, to successfully apply for and obtain FDA approval for IkT-001Pro in blood and stomach cancers or other indications, to successfully conduct clinical trials that are statistically significant and whether results from our animal studies may be replicated in humans, as well as such other factors that are included in our periodic reports on Form 10-K and Form 10-Q that we file with the U.S. Securities and Exchange Commission. Any forward-looking statement in this release speaks only as of the date of this release. Inhibikase undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts:

Company Contact:

Milton H. Werner, PhD

President & CEO

678-392-3419

info@inhibikase.com

Investor Relations:

Alex Lobo

Stern Investor Relations, Inc.

alex.lobo@sternir.com